EXHIBIT 10.07

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This FIRST AMENDMENT TO CREDIT AGREEMENT is made and entered into as of May 31, 2001, by and among ENTERCOM RADIO, LLC, a Delaware limited liability company (the "Borrower"), ENTERCOM COMMUNICATIONS CORP., a Pennsylvania corporation (the "Parent"), the FINANCIAL INSTITUTIONS listed on the signature pages hereof (the "Lenders"), KEY CORPORATE CAPITAL INC., as Administrative Agent and Co-Documentation Agent (the "Administrative Agent"), and BANK OF AMERICA, N.A., as Syndication Agent and Co-Documentation Agent (the "Syndication Agent").

                                    RECITALS

         A. The Borrower, the Parent, the Lenders, the Administrative Agent and the Syndication Agent entered into a Credit Agreement dated as of December 16, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Original Agreement"), pursuant to which the Lenders agreed to make available to the Borrower loans of up to $650,000,000 (subject to increase under certain circumstances up to $1,000,000,000). The Original Agreement, as amended hereby, may be referred to hereinafter as the "Credit Agreement." Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

         B. The Borrower and the Parent desire to make certain changes to the Original Agreement. Subject to the terms and conditions of this Amendment, the Agents and the Lenders have agreed to such requests.

                                   AGREEMENTS

         In consideration of the foregoing Recitals and of the covenants and representations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Parent, the Agents and the Lenders agree as follows:

         1. Amendments. Subject to the satisfaction of the conditions set forth in Section 2 of this Amendment, the Original Agreement shall be amended as follows:

                  (a) Section 1.1 of the Credit Agreement shall be amended by adding thereto the following definition in the proper alphabetical order:

                   "First Amendment" means the First Amendment to Credit Agreement dated as of May 31, 2001, among the Borrower, the Parent, the Agents and the Lenders.

                  (b) The first sentence of subsection 2.16(a) shall be amended by extending the date referenced therein from "December 31, 2001" to "December 31, 2002," and the sentence, as so amended, shall read as follows:

         At any time prior to December 31, 2002, the Borrower may solicit from the Lenders increases in the Commitments of up to an aggregate amount of $350,000,000; provided, however, that the Borrower may not request such increase at any time that a Possible Default or an Event of Default has occurred and is continuing; and provided, further, that each such increase shall be in an amount of at least $50,000,000.

                  (c) Subsection 6.9(a) of the Credit Agreement shall be amended by increasing the amount referenced therein from "$25,000,000" to "100,000,000," and the subsection, as so amended, shall read as follows:

                 (a) Agreed Upon Procedures Report. On or prior to the date on which any Loan is made hereunder the proceeds of which will be used to pay any part of the purchase price of a Permitted Acquisition, the purchase price of which is in excess of $100,000,000, the Borrower shall have delivered to the


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         Administrative Agent a report, in form and substance satisfactory to the Administrative Agent relating to the financial condition of the stations being acquired pursuant to such Permitted Acquisition, signed by an accounting or consulting firm acceptable to the Administrative Agent and prepared in accordance with the procedures reasonably requested by the Administrative Agent. The Administrative Agent hereby acknowledges that the information on the financial condition of the stations to be acquired under the Sinclair Purchase Agreements contained in the Form S-1 filed with the Securities and Exchange Commission on September 30, 1999, satisfies the provisions of this
         Section 6.9(a) with respect to the stations acquired under the Sinclair Purchase Agreements.

                  (d) Subsection 6.9(c) of the Credit Agreement shall be amended by increasing the amount referenced therein from "$10,000,000" to $25,000,000," and the subsection, as so amended, shall read as follows:

                  (c) Compliance Certificate. On, or one Banking Day prior to, the date of each borrowing hereunder of $25,000,000 or more and the date of each issuance of a Letter of Credit with a stated amount of $25,000,000 or more, the Borrower shall have delivered to the Administrative Agent a pro forma compliance certificate using the most recently available quarterly financial statements, in form and substance reasonably satisfactory to the Administrative Agent, showing the Leverage Ratio as the date of such borrowing or issuance of a Letter of Credit and the Borrower's compliance on a pro forma basis with the financial covenants set forth in Section 8.

                  (e) The first and second sentences of Section 7.3 of the Credit Agreement shall be amended by deleting the phrase "including fire, lightning, vandalism, flood (to the extent required by the Administrative Agent, if any Loan Party's property is located in an identified flood hazard area, in which insurance has been made available pursuant to the National Flood Insurance Act of 1968) and other risks" from the first sentence and deleting the phrase "which shall not exceed $500,000 (or, in the case of earthquake, flood and windstorm coverage, $1,000,000)" from the second sentence and substituting "$5,000,000" in lieu thereof, and the first and second sentences, as so amended, shall read as follows:

         Each of the Parent and the Borrower shall, and shall cause each of the Borrower's Subsidiaries to, keep its insurable properties insured to the full replacement cost thereof at all times by financially sound and reputable insurers reasonably acceptable to the Administrative Agent, and maintain such other property insurance, to such extent and against such risks insured against by extended coverage, as is customary with companies in the broadcasting business. All such insurance shall be in amounts sufficient to prevent any Loan Party from becoming a coinsurer, shall name the Administrative Agent, for the benefit of the Lenders, as loss payee and may contain loss deductible provisions which shall not exceed $5,000,000.

                  (f) Subsection 7.6(f) of the Credit Agreement shall be amended by deleting the phrase ", slow down or work stoppage due to a labor disagreement," and the subsection, as so amended, shall read as follows:

                  (f) promptly after its Knowledge of the occurrence thereof, of any material strike or labor dispute (or any material development regarding any thereof) affecting any Loan Party.

                  (g) The second sentence of Section 7.9 of the Credit Agreement shall be amended by deleting the phrase "or other material contract," and the sentence, as so amended, shall read as follows:

         If any Loan Party enters into a new Operating Agreement which prohibits the assignment thereof or the granting of a security interest therein without the consent of the other party, the Loan Parties shall use their commercially reasonable efforts to obtain the written consent of such other party to the grant to the Administrative Agent, for the benefit of the Lenders, of a security interest therein pursuant to the Security Agreements; provided, however, that the Loan Parties shall not be obligated to accept any material adverse change in any such agreement or contract or expend a material amount in attempting to obtain such consent.

                  (h) Section 7.12 of the Credit Agreement shall be amended in its entirety to read as follows:


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                  7.12 Rate Hedging Obligations. The Borrower shall, at all
         times that the Leverage Ratio equals or exceeds 3.5 to 1.0, as reflected on the most recent compliance certificate delivered pursuant to Section 6.9(c) or 7.5(d), maintain in full force and effect agreements having an initial term of at least two years and in form and substance reasonably satisfactory to the Administrative Agent regarding Rate Hedging Obligations so that the sum of the notional amount subject to such agreements plus the outstanding principal amount of Indebtedness for Borrowed Money of the Borrower which bears interest at a fixed rate equals at all times at least 50% of the principal amount of Indebtedness for Borrowed Money then outstanding; provided, however, that the Borrower shall have a period of forty-five days, commencing with the delivery of any such compliance certificate that shows either
         (i) that the Leverage Ratio has increased since the date of the last compliance certificate to exceed 3.5 to 1.0 or (ii) the required percentage coverage is less than 50% and the Leverage Ratio exceeds 3.5 to 1.0, to enter into agreements required by this Section to cause the percentage coverage to equal or exceed 50%.

                  (i) Subsection 8.10(a)(ii) shall be amended by increasing the amount referenced therein from "10,000,000" to "$25,000,000," and the subsection, as so amended, shall read as follows:

                  (ii) sell, lease, transfer or otherwise dispose of any material portion of its properties and assets to any Person (other than a wholly owned Subsidiary of the Borrower), except for (A) the disposition of assets in the ordinary course of business in an aggregate amount not to exceed $25,000,000 for all Loan Parties in any transaction or related series of transactions, (B) the disposition of any asset which, in the good faith exercise of its business judgment, the Borrower determines is no longer useful in the conduct of its or its Subsidiaries' business, (C) the exchange of a Station in connection with a Permitted Acquisition, subject to the satisfaction of the provisions of Section 2.7(b)(iii), (D) Capital Distributions permitted to be made pursuant to Section 8.9(a), and (E) the liquidation or merger into the Borrower of a wholly owned Subsidiary that has no material liabilities and no material assets other than the capital stock or other equity interests in a wholly owned Subsidiary of the Borrower;

                  (j) Subsection 8.10(b)(ii) shall be amended by adding the phrase "(or such shorter period as the Administrative Agent may reasonably deem acceptable under the circumstances)" and the subsection, as so amended, shall read as follows:

                  (ii) the Borrower shall have given to the Administrative Agent notice of any such acquisition with a purchase price of $25,000,000 or more at least five days (or such shorter period as the Administrative Agent may reasonably deem acceptable under the circumstances) prior to executing any binding commitment with respect thereto, which notice shall state the additional amounts, if any, by which the Borrower proposes to increase the dollar limitations set forth in Sections 8.4,
         8.5 and 8.6;

                  (k) Subsection 8.11(g)(ii) shall be amended by increasing the amount referenced therein from "$5,000,000" to "$10,000,000," and the subsection, as so amended, shall read as follows:

                  (ii) the Borrower shall have given notice to the Administrative Agent of each such investment in excess of $10,000,000 at least three Banking Days prior to making such investment,

                  2. Conditions to Effectiveness. The amendments set forth in
Section 1 shall be effective on such date on which all of the following conditions are satisfied:

                           (a) The Borrower, the Parent, the Agents and the
Required Lenders shall have executed this Amendment and delivered counterpart signature pages to the Administrative Agent or its counsel.

                           (b) The Borrower shall have delivered to the
Administrative Agent a certified copy of resolutions of the Members of the Borrower evidencing approval of the execution, delivery and performance of this Amendment.

                           (c) The Borrower and the Parent shall have delivered
to the Administrative Agent such other documents, instruments and opinions as the Administrative Agent or any Lender may reasonably request.


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                  3.  Representations, Warranties and Events of Default.

                           (a) Except as amended hereby, the terms, provisions,
conditions and agreements of the Original Agreement are hereby ratified and confirmed and shall remain in full force and effect. Each and every representation and warranty of the Borrower and the Parent set forth in the Original Agreement (other than those which by their terms are limited to a specific date) is hereby confirmed and ratified in all material respects, and such representations and warranties as so confirmed and ratified shall be deemed to have been made and undertaken as of the date of this Amendment as well as at the time they were made and undertaken, except to the extent such representations and warranties have been affected by events permitted pursuant to the Credit Agreement.

                           (b) Each of the Borrower and the Parent represents
and warrants that:

                                    (i) No Event of Default or Possible Default
now exists or will exist immediately following the execution hereof.

                                    (ii) All necessary corporate, member,
stockholder or other actions on the part of the Borrower, the Members of the Borrower, the Parent and the stockholders of the Parent to authorize the execution, delivery and performance of this Amendment and all other documents or instruments required pursuant hereto or thereto have been taken; this Amendment and each such other document or instrument have been duly and validly executed and delivered and are legally valid and binding upon the Borrower and the Parent and enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or like laws or by general equitable principles.

                                    (iii) The execution, delivery and
performance of this Amendment and all other documents and instruments required pursuant hereto or thereto, and all actions and transactions contemplated hereby and thereby will not (A) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under (I) any provision of any Organizational Document of the Parent, the Borrower or any Subsidiary, (II) any arbitration award or any order of any court or of any other governmental agency or authority, (III) any license, permit or authorization granted to the Parent, the Borrower or any Subsidiary or under which the Parent, the Borrower or any Subsidiary operates, or (IV) any applicable law, rule, order or regulation, indenture, agreement or other instrument to which the Parent, the Borrower or any Subsidiary is a party or by which the Parent, the Borrower or any Subsidiary or any of their respective properties is bound and which has not been waived or consented to, or (B) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever, except as expressly permitted in the Credit Agreement, upon any of the properties of the Parent, the Borrower or any Subsidiary.

                                    (iv) No consent, approval or authorization
of, or filing, registration or qualification with, any governmental authority (including, without limitation, the FCC and any other Licensing Authority) is required to be obtained by the Parent, the Borrower or any Subsidiary in connection with the execution, delivery or performance of this Amendment or any document or instrument required in connection herewith which has not already been obtained or completed.

                  4. Affirmation of the Borrower and the Parent. Each of the Borrower and the Parent has executed this Amendment to consent to the amendments to the Original Agreement made pursuant hereto and to acknowledge that the security interests and liens granted by the Borrower and the Parent to the Administrative Agent, for the benefit of the Lenders, pursuant to the Parent Security Agreement, the Parent Pledge Agreement, the Borrower Security Agreement, the Borrower Pledge Agreement and the other Collateral Documents to which the Borrower or the Parent is a party remain in full force and effect and shall continue to secure all Obligations and are hereby ratified and reaffirmed. The Parent, as a guarantor, ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under Section 11 of the Credit Agreement. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, constitute a waiver of any provision of any of the Collateral Documents or serve to effect a novation of the Obligations.


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                  5. Fees and Expenses. As required under the Original
Agreement, the Borrower will reimburse the Administrative Agent upon demand for all out-of-pocket costs, charges and expenses of the Administrative Agent (including reasonable fees and disbursements of special counsel to the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and the other agreements or documents relating hereto or required hereby.

                  6. Counterparts. This Amendment may be executed in as many counterparts as may be convenient and shall become binding when the Borrower, the Parent, the Agents and each Lender have executed at least one counterpart.

                  7. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof.

                  8. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Parent, the Agents, the Lenders and their respective successors and assigns.

                  9. Reference to Original Agreement. Except as amended hereby, the Original Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendments to the Original Agreement accomplished hereby, each reference in the Original Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Original Agreement in any Note or other Collateral Document, or other agreement, document or instrument executed and delivered pursuant to the Original Agreement, shall be deemed a reference to the Original Agreement, as amended hereby.


                            [SIGNATURE PAGES FOLLOW]


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                  IN WITNESS WHEREOF, the parties have executed this First
Amendment to Credit Agreement as of the date first above written.

BORROWER:

ENTERCOM RADIO, LLC


By:___________________________
Name:_________________________
Title:________________________

PARENT:

ENTERCOM COMMUNICATIONS CORP.

By:___________________________
Name:_________________________
Title:________________________

LENDERS:

KEY CORPORATE CAPITAL INC.


By:___________________________
Name:_________________________
Title:________________________

ALLFIRST BANK

By: __________________________
Name:_________________________
Title:________________________


BANK OF AMERICA, N.A.

By:___________________________
Name:_________________________
Title:________________________


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BANK OF MONTREAL


By: __________________________
Name:_________________________
Title:________________________


THE BANK OF NOVA SCOTIA


By: __________________________
Name:_________________________
Title:________________________


BANQUE NATIONALE DE PARIS


By: __________________________
Name:_________________________
Title:________________________

By: __________________________
Name:_________________________
Title:________________________


THE CHASE MANHATTAN BANK


By: __________________________
Name:_________________________
Title:________________________


CREDIT INDUSTRIEL ET COMMERCIAL


By:___________________________
Name:_________________________
Title:________________________


By:___________________________
Name:_________________________
Title:________________________


CREDIT SUISSE FIRST BOSTON


By: __________________________
Name:_________________________
Title:________________________

By: __________________________
Name:_________________________
Title:________________________


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THE DAI-ICHI KANGYO BANK, LTD.


By: __________________________
Name:_________________________
Title:________________________


BANKERS TRUST COMPANY


By: __________________________
Name:_________________________
Title:________________________


ERSTE BANK

By: __________________________
Name:_________________________
Title:________________________


FIRST HAWAIIAN BANK


By: __________________________
Name:_________________________
Title:________________________




FLEET BANK, N.A.


By: __________________________
Name:_________________________
Title:________________________


THE INDUSTRIAL BANK OF JAPAN, LIMITED


By: __________________________
Name:_________________________
Title:________________________


ING (U.S.) CAPITAL LLC


By: __________________________
Name:_________________________
Title:________________________


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THE MITSUBISHI TRUST AND BANKING CORPORATION


By: __________________________
Name:_________________________
Title:________________________


PNC BANK, NATIONAL ASSOCIATION


By: __________________________
Name:_________________________
Title:________________________


COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
"Rabobank International", New York Branch

By: __________________________
Name:_________________________
Title:________________________

By: __________________________
Name:_________________________
Title:________________________


SUMMIT BANK

By: __________________________
Name:_________________________
Title:________________________


SUNTRUST BANK, F/K/A
SUNTRUST BANK, CENTRAL FLORIDA, N.A.

By: __________________________
Name:_________________________
Title:________________________


UNION BANK OF CALIFORNIA, N.A.


By: __________________________
Name:_________________________
Title:________________________


U.S. BANK NATIONAL ASSOCIATION


By: __________________________
Name:_________________________
Title:________________________


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WEBSTER BANK

By: __________________________
Name:_________________________
Title:________________________


MICHIGAN NATIONAL BANK

By: __________________________
Name:_________________________
Title:________________________


THE FUJI BANK, LIMITED

By: __________________________
Name:_________________________
Title:________________________


CITIZENS BANK OF MASSACHUSETTS

By: __________________________
Name:_________________________
Title:________________________


ISSUING BANK:

KEY CORPORATE CAPITAL INC.


By:___________________________
Name:_________________________
Title:________________________


ADMINISTRATIVE AGENT:

KEY CORPORATE CAPITAL INC.


By:___________________________
Name:_________________________
Title:________________________


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SYNDICATION AGENT:

BANK OF AMERICA, N.A.


By:___________________________
Name: ________________________
Title: _______________________


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